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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    001-03876                75-1056913
       (State or other         (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     100 CRESCENT COURT,                                        75201-6927
          SUITE 1600                                            (Zip code)
        DALLAS, TEXAS
    (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On June 30, 2003, Holly Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Press Release of the Company issued June 30, 2003.*

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         * Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HOLLY CORPORATION


                                            By  /s/Scott C. Surplus
                                                --------------------------------
                                                Scott C. Surplus
                                                Vice President, Treasury and Tax

Date: June 30, 2003

                                  EXHIBIT INDEX



         EXHIBIT
         NUMBER                      EXHIBIT TITLE
         ------                      -------------
         99.1     --       Press Release of the Company issued June 30, 2003.